Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to Quarterly Report on Form 10-Q of Oclaro, Inc. (the “Company”) for the period ended October 1, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Alain Couder, Chairman of the Board and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2012	By:	/S/ ALAIN COUDER
Alain Couder
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

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